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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 *** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

3M COMPANY

3M CENTER
BLDG. 220-9E-02
ST. PAUL, MN 55144-1000

Meeting Information

Meeting Type:    Annual Meeting

For holders as of:    March 12, 2010

Date:    May 11, 2010        Time:    10:00 a.m. CDT

Location:	River Centre 175 W. Kellogg Blvd. St. Paul, MN 55102

You are receiving this communication because you hold shares in 3M Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

 — Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit:
 www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*
If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

        Vote By Internet:    To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Your voting must be completed by 10:59 p.m. Central Daylight Time on May 10, 2010.

When you go online, you can help the environment by consenting to receive electronic delivery of future mailings.

        Vote By Phone:    Instructions to vote by phone will be included with printed and/or online proxy materials.

        Vote By Mail:    You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

        Vote In Person:    If you are a shareholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot.

 Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.
To elect ten members to the Board of Directors, each for a term of one year.

        Nominees:

  1a.
  Linda G. Alvarado

  1b.
  George W. Buckley

  1c.
  Vance D. Coffman

  1d.
  Michael L. Eskew

  1e.
  W. James Farrell

  1f.
  Herbert L. Henkel

  1g.
  Edward M. Liddy

  1h.
  Robert S. Morrison

  1i.
  Aulana L. Peters

  1j.
  Robert J. Ulrich

2.
To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.

3.
To approve the amended 2008 Long-Term Incentive Plan and to approve the expanded performance criteria available under the 2008 Long-Term Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposal:

4.
Stockholder proposal on special meetings.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

QuickLinks

Exercise Your Right to Vote
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
3M COMPANY
Meeting Information
— Before You Vote —
— How To Vote —
Voting Items